UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Canal Park, Cambridge, Massachusetts 02131
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2023, HubSpot, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2023. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the four persons named below to serve as a Class III director to serve a three-year term ending at the 2026 annual meeting or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
Nick Caldwell	37,605,658	1,917,138	21,772	5,900,735
Claire Hughes Johnson	28,858,535	10,661,722	24,311	5,900,735
Jay Simons	37,235,196	2,287,297	22,075	5,900,735
Yamini Rangan	38,293,758	1,234,207	16,603	5,900,735

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
45,392,875	27,624	24,804

Proposal 3 – To approve on an advisory non-binding basis, the compensation of the Company’s named executive officers

The stockholders approved the non-binding, advisory proposal to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
37,473,086	2,054,544	16,938	5,900,735

Proposal 4 – To consider a non-binding proposal to give advisory approval with respect to the frequency that stockholders will vote on the compensation of the Company’s named executive officers

The stockholders voted, on a non-binding, advisory basis, that future advisory votes on the compensation of the Company’s named executive officers should be submitted to stockholders every year. The results of such vote were as follows:

Votes For One (1) Year	Votes For Two (2) Years	Votes for Three (3) Years	Abstentions	Broker Non- Votes
39,348,506	12,624	171,648	11,790	5,900,735

Following the Annual Meeting, the Board of Directors considered the voting results set forth above and other factors and determined that the Company would continue to hold future advisory votes on the compensation of its named executive officers on an annual basis, until the matter is again submitted to the Company’s stockholders for an advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

June 12, 2023	By:	/s/ Alyssa Harvey Dawson
Name: Alyssa Harvey Dawson
Title: Chief Legal Officer